Fund/Ticker
Strategic Advisers® Fidelity® Short Duration Fund/FFPLX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Summary Prospectus
July 30, 2026

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated July 30, 2026 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Strategic Advisers® Fidelity® Short Duration Fund
Investment Objective
Strategic Advisers® Fidelity® Short Duration Fund seeks to obtain a high level of current income consistent with preservation of capital.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's allocation among underlying funds and sub-advisers)	0.30% A, B
Distribution and/or Service (12b-1) fees	None
Other expenses	0.02% A
Acquired fund fees and expenses	0.06% A
Total annual operating expenses	0.38%
Fee waiver and/or expense reimbursement	0.25% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.13%
ABased on estimated amounts for the current fiscal year.
BStrategic Advisers LLC (Strategic Advisers) has contractually agreed that the fund's maximum aggregate annual management fee will not exceed 0.55% of the fund's average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets. This arrangement will remain in effect through September 30, 2029, and neither Strategic Advisers nor any of its affiliates retain the ability to be repaid with respect to this arrangement. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$13
3 years	$42

Portfolio Turnover
The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. For the period from December 30, 2025 to May 31, 2026, the fund's portfolio turnover rate was 129% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Investing in domestic and foreign issuers.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below). The fund may allocate assets to affiliated or unaffiliated sub-advisers and funds but normally allocates assets primarily to Fidelity® funds and sub-advisers.
  Allocating assets among underlying funds and sub-advisers to achieve similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
  Allocating assets among underlying funds and sub-advisers to attempt to diversify its portfolio in terms of different market sectors and maturities.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
  Allocating assets among affiliated funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated funds and non-affiliated ETFs.
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt or money market security to decrease.
  Income Risk.
A low or negative interest rate environment can adversely affect an underlying fund's yield.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
  Quantitative Investing.
Securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factors' historical trends.
  High Portfolio Turnover.
High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
Performance history will be available for the fund after the fund has been in operation for one calendar year.
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC and T. Rowe Price Associates, Inc. have been retained to serve as sub-advisers for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Jonathan Duggan (Lead Portfolio Manager) has managed the fund since 2025.
Sameer Yadav (Co-Portfolio Manager) has managed the fund since 2026.
Purchase and Sale of Shares
The fund is not available for sale to the general public.
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.
1.9921318.101	SDF-SUM-0726